CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John E. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Sedona Software Solutions, Inc. for the annual period ending June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sedona Software Solutions, Inc.

                        By:
                                /s/  John E. Cooper
                                                                                                                   _____________________________
                        Name:         John E. Cooper
                        Title:            Principal and Chief Executive and
                                Financial Officer, President, and
                                                                                                                    Director

                        Date:            September 8, 2003